The company	12 Months Ended
Dec. 31, 2020
Notes To Financial Statements [Abstract]
The company	The company
Innate Pharma SA (the “Company” and, with its subsidiary, referred to as the “Group”), is a clinical-stage biotechnology company specializing in immuno-oncology and dedicated to improving cancer treatment using antibodies innovative therapies exploiting the immune system. Innate Pharma's large antibody portfolio includes several potentially "first-in-class" clinical and preclinical candidates in cancers of high medical need.
The Company has solid experience in research and development in immuno-oncology, having been a pioneer in understanding the biology of NK (“natural killer”) cells, and having then been able to extend its expertise to the tumor microenvironment, to tumor antigens. and antibody engineering. Innate Pharma has built, internally and through its business development strategy, a large and diversified portfolio comprising four drug candidates at the clinical stage and a solid pipeline of preclinical candidates. The Company has been able to forge collaboration agreements with leaders in the pharmaceutical industry such as AstraZeneca and Sanofi, allowing it to benefit from their development capacity and their expertise for some of the Company's candidates.
From its inception, the Company has incurred losses due to its research and development (“R&D”) activity. The financial year ended December 31, 2020 generated a €63,984 thousand net loss. As of December 31, 2020, the shareholders’ equity amounted to €155,976 thousand. Subject to potential new milestone payments related to its collaboration agreements, the Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its R&D; (ii) regulatory approval and market acceptance of the Company’s future product candidates; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.
The Company’s activity is not subject to seasonal fluctuations.
As of December 31, 2020, the Company had one wholly owned subsidiary: Innate Pharma, Inc., incorporated under the laws of Delaware in 2009.
Innate Inc.'s vocation is to market Innate Pharma's products in the United States, in particular Lumoxiti until the end of the transition plan period following the notification of return of the commercial rights of Lumoxiti to the United States and in Europe at AstraZeneca (see note 1.1 and 1.2)
This subsidiariy is fully consolidated.
In order to simplify and rationalize the management and organization of the group, the Executive Board decided on October 22, 2020 to dissolve Innate Pharma France without liquidation in application of the provisions of article 1844-5 paragraph 3 of the French Civil Code. The dissolution was carried out by means of a universal transmission of assets under the terms of which Innate Pharma France was dissolved and all of its assets and liabilities were transferred automatically to Innate Pharma SA. The dissolution took effect on November 30, 2020. This universal transmission of assets has no impact on the group's consolidated financial statements as of December 31, 2020 and for the year ending.
Innate Pharma France SAS aimed in particular to:
(i)exploit any commercial license granted by a third-party;
(ii)to carry out, on its behalf or on behalf of third parties, all research, development, studies, development of production and marketing processes for products of pharmaceutical interest and more generally relevant the health sector;
(iii)the registration or granting of any patent or license relating directly or indirectly to its activity;
(iv)manufacture, import and distribute drugs intended for human experimentation;
(v)manufacture, use and import medicines and other products whose sale is reserved for pharmacists.
These activities can now be carried out following the merger by Innate Pharma S.A.
1.1.Significant contracts
The following paragraphs describe the key provisions of significant contracts.
a)Agreements related to monalizumab with Novo Nordisk A/S and with AstraZeneca
2014 Novo Nordisk A/S monalizumab agreement
On February 5, 2014, the Company acquired from Novo Nordisk A/S full development and commercialization rights to monalizumab. Novo Nordisk A/S received €2.0 million in cash and 600,000 ordinary shares at a price of €8.33 per share (€5.0 million). Novo Nordisk A/S is eligible to receive up to €20.0 million in potential regulatory milestones and single-digit tiered royalties on sales of monalizumab products. The agreement with Novo Nordisk A/S included a right to additional consideration in the event of an out-licensing agreement. Consequently, following the agreement signed with AstraZeneca in April 2015 (as described below), the Company paid to Novo Nordisk A/S additional consideration of €6.5 million (paid in April 2016). Following the exercise of the option by AstraZeneca in October 2018 (as described below), Novo Nordisk A/S became entitled to a second and final additional payment amounting to $15.0 million (€13.1 million) which was recognized as a liability as of December 31, 2018 and was paid in February 2019. There are no other potential additional milestones payments due to Novo Nordisk A/S. These amounts were added to the net book value of the intangible asset and are amortized according to the same amortization plan as the initial €7.0 million recognized in 2014. The net book value of the license amounted to €5.1 million as of December 31, 2020.
Refer to Notes 2.k, 2.l and 6 for accounting description.
2015 AstraZeneca monalizumab agreements
Under co-development and option agreements signed with AstraZeneca in 2015, the Company granted to AstraZeneca an exclusive license, subject to certain exclusions, to certain of its patents and know-how to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions. The Company further granted to AstraZeneca a worldwide, non-exclusive license to certain of its other patents to develop, manufacture and commercialize licensed products, including monalizumab, in the field of diagnosis, prevention and treatment of oncology diseases and conditions.
The Company received an initial payment of $250 million under these agreements in June 2015, of which $100 million was paid to the Company as an initial payment for the co-development agreement and $150 million was paid to the Company as consideration for the option agreement. On October 22, 2018, AstraZeneca exercised this option, triggering the payment of $100.0 million, which was received by the Company in January 2019.
Following the option exercise, AstraZeneca became the lead party in developing the licensed products and must use commercially reasonable efforts to develop, obtain regulatory approval for and commercialize each licensed product in certain major markets.
In July 31, 2019, the Company notified AstraZeneca of its decision to co-fund a future monalizumab Phase III clinical development program.
In September 2020, the Company signed an amendment to the collaboration and license agreement concluded with AstraZeneca in 2015. Following the analysis of a longer patient follow-up as well as the maturation of the survival data of the Cohort 2, and after discussion with AstraZeneca, the Company agreed to amend the original agreement. This amendment changed the financial terms relating to the milestone payment expected following the treatment of the first patient with AstraZeneca in the first Phase 3 trial evaluating monalizumab. The original agreement signed in 2015 provided for a milestone payment of $100 million. Following the inclusion by AstraZeneca of the first patient in the first Phase 3 trial evaluating monalizumab (INTERLINK-1) in October 2020, and in accordance with the amendment signed in September 2020, the Company received a payment of $50 million . An additional payment of $50 million is now subject to interim analysis.
In addition to the initial payment, the option exercise payment and the payment received for the inclusion of the first patient in the first Phase 3 trial, AstraZeneca is obligated to pay the Company up to $875 million in the aggregate upon the achievement of certain development and regulatory milestones ($450 million) and commercialization milestones ($425 million). The Company is eligible to receive tiered royalties ranging from a low double-digit to mid-teen percentage on net sales of licensed products outside of Europe. The Company is required for a defined period of time to co-fund 30% of the Phase III clinical trials of licensed products, subject to an aggregate cap, in order to receive 50% of the profits in Europe.
Refer to Notes 2.a, 2.s and 13.a for accounting description.
b)Agreement related to Lumoxiti with AstraZeneca
In October 2018, the Company obtained an exclusive license from AstraZeneca under certain patents and know-how to develop, manufacture and commercialize Lumoxiti for all uses in humans and animals in the United States, the European Union and Switzerland. Under this Agreement, AstraZeneca was obligated to provide support for the continued development and commercialization of Lumoxiti in the European Union and Switzerland prior to regulatory submission and approval as well as support for the continued commercialization of Lumoxiti in the United States for a specified period running until September 30, 2020. Following this transition period, the company took charge of all marketing of Lumoxiti in the United States. In December 2020, and following a decision taken at the end of November 2020, the Company announced that it will not continue the marketing activities of Lumoxiti in the United States and in Europe and its intention to return the commercial rights related to AstraZeneca. In accordance with the agreement signed in 2018, the companies will develop a transition plan, including an agreement on the costs and timeframes for the transfer of the marketing and distribution rights from Lumoxiti in the United States to AstraZeneca in 2021. AstraZeneca will remain holder of the marketing authorization application in Europe.
Under the agreement signed in 2018, the Company was obligated to pay a $50.0 million initial payment (€43.8 million), which it paid in January 2019, and a $15.0 million regulatory milestone (€13.4 million), which was paid in January 2020. The Company has reimbursed reimburse AstraZeneca for the development, production and commercialization costs it incurs during the transition period, ended in September 30, 2020.
Refer to Notes 2.t and 15 for accounting description.
c)Agreement related to IPH5201 with AstraZeneca
In October 2018, the Company signed a collaboration and option agreement with AstraZeneca for co-development and co-commercialization of IPH5201. Under the agreement, AstraZeneca paid the Company a $50.0 million upfront payment ($26.0 million paid in October 2018 and $24.0 million paid in January 2019), and a milestone payment of $5.0 million paid in June 2020 following the assay of the first patient in the first Phase I trial evaluating IPH5201, in March 2020. AstraZeneca is obligated to pay the Company up to an aggregate of $5.0 million upon the achievement of certain development milestones. Upon exercise of its option under the agreement, AstraZeneca is committed to pay an option exercise fee of $25.0 million and up to $800.0 million in the aggregate upon the achievement of certain development and regulatory milestones ($300 million) and commercialization milestones ($500 million). The arrangement also provides for a 50% profit share in Europe if the Company opts into certain co-promoting and late stage co-funding obligations. In addition, we would be eligible to receive tiered royalties ranging from a high-single digit to mid-teen percentage on net sales of IPH5201, or from a mid-single digit to low-double digit percentage on net sales of other types of licensed products, outside of Europe. The royalties payable to us under the agreement may be reduced under certain circumstances, including loss of exclusivity or lack of patent protection. The Company recognized €13.4 million as revenue from proceeds related to this agreement for the year ended December 31, 2020, and was also reimbursed by AstraZeneca for certain research and development expenses related to IPH5201. The Company has the option to co-fund 30% of the shared development expenses related to the Phase III clinical trials in order to acquire co-promotion rights and to share in 50% of the profits and losses of licensed products in Europe. If the Company does not opt into the co-funding obligations, among other things, its right to share in 50% of the profits and losses in Europe and right to co-promote in certain European countries will terminate and will be replaced by rights to receive royalties on net sales at the rates applicable to outside of Europe. Additionally, certain milestone payments that may be payable to the Company would be materially reduced.
Refer to Notes 2.s and 13.b for accounting description.
d)Agreement related to additional preclinical molecules with AstraZeneca
In October 2018, the Company granted to AstraZeneca four exclusive options that are exercisable until IND approval to obtain a worldwide, royalty-bearing, exclusive license to certain of the Company’s patents and know-how relating to certain specified pipeline candidates to develop and commercialize optioned products in all fields of use. Pursuant to the agreement, AstraZeneca paid the Company a $20.0 million upfront payment (€17.5 million) in October 2018. The Company recognizes this upfront payment in the consolidated statement of financial position as deferred revenue as of December 31, 2018, until the exercise or the termination of each option at the earliest. Upon exercise of an option, the Company would be entitled to an option exercise payment of $35 million, as well as development and regulatory milestone payments ($320 million) and commercialization milestone payments ($500 million) and tiered, mid-single digit to mid-teen percentage royalties on net sales of the applicable product. The royalties payable to the Company may be reduced under certain circumstances, including loss of exclusivity, lack of patent protection or the specific nature of the compound included within the applicable product. Additionally, the Company would have rights to co-fund certain development costs in order to obtain profit and loss sharing in Europe. So long as the Company elects to co-fund such development costs, it will have a right to co-promote optioned products in Europe.
Refer to Notes 2.s and 13.c for accounting description.
e)Agreements related to avdoralimab with Novo Nordisk and with AstraZeneca
2017 avdoralimab in-licensing agreement with Novo Nordisk A/S
In July 2017, the Company signed an exclusive license agreement with Novo Nordisk A/S relating to avdoralimab. Under the agreement, Novo Nordisk A/S granted the Company a worldwide, exclusive license to develop, manufacture and commercialize pharmaceutical products that contain or comprise an anti-C5aR antibody, including avdoralimab. The Company made an upfront payment of €40.0 million, €37.2 million of which was contributed in new shares and €2.8 million of which in cash. In 2020, the Company made an additional payment of €1.0 million to Novo Nordisk A/S following the launch of the first Phase II trial of avdoralimab. The Company is obligated to pay up to an aggregate of €369.0 million upon the achievement of development, regulatory and sales milestones and tiered royalties ranging from a low double-digit to low-teen percentage of net sales.
Refer to Notes 2.g, 2.i and 6 for accounting description.
2018 avdoralimab AstraZeneca agreement
On January 1, 2019, the Company entered into a clinical trial collaboration agreement with AstraZeneca to sponsor a Phase I/II clinical trial (STELLAR-001) to evaluate the safety and efficacy of durvalumab, an anti-PD-L1 immune checkpoint inhibitor, in combination with avdoralimab, as a treatment for patients with select solid tumors. The Company is the sponsor of the trial and the costs are equally shared between the two partners. This collaboration is a non-exclusive agreement and does not include any licensing rights on avdoralimab to AstraZeneca. In the first half of 2020, and based on data from cohort extensions in the first two cohorts, the Company decided to stop recruiting in the STELLAR-001 trial.

Refer to Notes 2.s and 13.d for accounting description.
1.2.Key events
a)Key events for the year ended December 31, 2020

On January 2020, the COVID-19 epidemic was declared a pandemic by the World Health Organization. This global health crisis has led many countries to impose national containment measures and travel bans. In view of this exceptional situation, the Company has decided to take all measures aiming as a priority at guaranteeing the safety of its employees, the continuation of ongoing clinical trials, in compliance with the directives of the authorities in each of the countries. The Company has assessed the impact of uncertainties created by the COVID-19 pandemic. As of December 31, 2020, these uncertainties were taken into account in the assumptions underlying the estimates and judgments used by the Company. The Company will continue to update these estimates and assumptions as the situation evolves. The effects of the COVID-19 pandemic are presented in the consolidated statement of financial position and in the consolidated income statement in accordance with the function or the nature of the corresponding income and expenses (impacts and risks are detailed in the paragraph - The recent global COVID-19 pandemic could adversely affect our business, financial condition and results of operations. - in the Risk Factors section).
On November 22, 2019, AstraZeneca submitted to the European Medicines Agency (EMA) the Marketing Authorization Application (MAA) relating to the commercialization of Lumoxiti in Europe. According to the agreement related to Lumoxiti with AstraZeneca, AstraZeneca is entitled to a $15.0 million milestone that was paid by the Company in January 2020.
On January 10, 2020, the Company signed an amendment to the lease for the “Le Virage” building in order to expand its premises. This amendment also extends the duration of the contractual commitment. The effective date of this addendum is January 15, 2020. Consequently, and following the application of IFRS 16 standard, the impact on the consolidated financial statements are the following: recognition of a new right-of-use asset of €1.2 million and a new lease liability of €1.1 million.
On March 10, 2020, the Company announced the dosing of the first patient on March 9, 2020 in the IPH5201 Phase I clinical trial. AstraZeneca made a $5.0 million (€4.6 million) milestone payment to Innate under the companies’ October 2018 multi productoncology development collaboration. Innate made a €2.7 million milestone payment to Orega Biotech SAS pursuant to Innate’s exclusive licensing agreement.
On July 9, 2020, the Company filed authorization requests with the regulatory authorities for an extension of the IPH2201-203 clinical trial. This trial will be part of the monalizumab collaboration with AstraZeneca.
On August 11, 2020, the Company signed a financing contract with Bpifrance Financement as part of the program set up by the French government to help develop a therapeutic solution with a preventive or curative aim against COVID-19. This funding, for a maximum amount of €6.8 million, consists of (i) an advance repayable only in the event of technical and commercial success and (ii) a non-repayable grant. This funding will be received in four successive installments. The first tranche of €1,700 thousand euros was paid at signing, and the other three tranches will be received after successful completion of certain clinical milestones, particularly around Phase 2 of the FORCE trial.
On July 13, 2020, the Executive Board granted free shares to members of the management (“AGA Bonus Management 2020-1” and “AGA Bonus Management 2020-2”).
On July 13, 2020, subsequent to the definitive acquisitions 57,376 free shares granted on July 3, 2019, under the “AGA Bonus Management 2019-1” plan and the exercise of 25,000 “2011-2” BSA , to carry out a capital increase of €4,119 and an increase in share premium of €43,000, that can be broken down as follows: (i) a creation of 57,376 ordinary shares, with a nominal value of €0.05 issued free of charge by deduction from the issue premium, and (ii) a creation of 25,000 ordinary shares, with a nominal value of €0.05, for an issue price of €1.77 per share.
On July 21, 2020, the Executive Board granted 102,000 stock options to members of the management and employees of the subsidiary Innate Pharma Inc ("2020-1 Incentive Stock Options").
On August 5 2020, the Executive Board granted 769,202 free performances shares to employees of the Company (“AGA Perf Employees 2020-1”), and 710,000 free performances shares to members of the management (“AGA Perf Management 2020-1”).
On September 7, 2020, the Company signed an amendment to the monalizumab collaboration and license agreement concluded with AstraZeneca in 2015. Following the analysis of a longer patient follow-up as well as the maturation of the survival data of the Cohort 2, and after discussion with its partner
AstraZeneca, the Company agreed to amend their agreement. The amendment now provides for a payment of $50.0 million upon treatment of the first patient with AstraZeneca in the Phase 3 trial, and a payment of $50.0 million after a planned interim analysis demonstrating that the combination meets a pre-defined threshold of clinical activity. All other development and trade milestone payments related to the agreement remain unchanged. On October 23, 2020, the Company announced the inclusion of the first patient in the phase 3 "INTERLINK-1" trial. Pursuant to the amendment to the collaboration agreement signed on September 7, 2020, AstraZeneca made a payment of $50.0 million (€41.2 million) on December 7, 2020.
On December 11, 2020, the Company announced that it would not continue the marketing activities of Lumoxiti in the United States and in Europe. In accordance with the agreement on the acquisition of the commercial rights of Lumoxiti signed with AstraZeneca in October 2018, Innate has decided to return these rights in the United States and in Europe to AstraZeneca. On the date of the decision to return the rights, the Lumoxiti rights were fully written down to their net book value, i.e €43.5 million.
The Company announced the decision taken on December 8, 2020 by Sanofi to advance IPH6101/ SAR443579 towards regulatory preclinical studies for the study of a new investigational drug. The decision triggered a milestone payment of €7.0 million from Sanofi to the Company. This payment was received by the Company on February 5, 2021.